UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	Not Applicable

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o ABG Financial & Management Services, Inc.
Parker House, Wildey Road
St. Michael, Barbados		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 246-228-7398

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      REGULATION FD DISCLOSURE

                       On October 1, 2004, the registrant issued a news release announcing its estimated losses from the recent Florida hurricanes. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                       In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated October 1, 2004

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By: /s/ STEPHEN L. LIMAURO
Stephen L. Limauro
Executive Vice President and
Chief Financial Officer

Dated: October 1, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	Press Release of the registrant, dated	5
	October 1, 2004